Exhibit 23.1
                                  ------------






                          CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-38429) pertaining to the Stock Option Plan of Magellan Petroleum Corporation of our report dated September 19, 2003 with respect to the consolidated financial statements of Magellan Petroleum Corporation included in Amendment No. 1 to its Annual Report on Form-10-K for the year ended June 30, 2003.


                                              /s/ Ernst & Young LLP





Stamford, Connecticut
February 13, 2004